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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 1997

                              EMERSON ELECTRIC CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MISSOURI                      1-278                  43-0259330
 -----------------------------      ------------------       -------------------
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)



8000 WEST FLORISSANT AVENUE
ST. LOUIS, MISSOURI                                                  63136
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


               (314) 553-2000
         -------------------------------
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


THE EXHIBIT INDEX IS LOCATED AT PAGE 3.





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ITEM 5.  OTHER EVENTS
         ------------

                  The Company is filing herewith the following exhibit to its Registration Statement on Form S-4 (File No. 333-40871), which was declared effective November 24, 1997.

                  1. Opinion of Jones, Day, Reavis & Pogue regarding certain federal tax consequences relating to the Merger.

                  2.  Consent of Jones,Day, Reavis & Pogue


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EMERSON ELECTRIC CO.



                               By: /s/ Harley M. Smith
                                   ----------------------------
                                   Assistant General Counsel
                                   and
                                   Assistant Secretary


December 29, 1997





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                                  EXHIBIT INDEX


  EXHIBIT                           DESCRIPTION
  -------                           -----------

  8.1 Opinion of Jones, Day, Reavis & Pogue regarding certain federal tax consequences relating to the Merger

  23(d)                    Consent of Jones, Day, Reavis & Pogue (included in
                           Exhibit 8.1)